UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 23, 2018 (August 22, 2018)

CAPSTONE SYSTEMS INC
(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-207100	30-0867167
(Commission File Number)	(IRS Employer Identification No.)

Yun Gu Hui, International Financial Center

42nd FL, Hanzhong Str 1, Qinhuai District

Nanjing, Jiangsu Province, China

(Address of Principal Executive Offices)

Phone: (86) 025-57625882

(Registrant's Telephone Number, Including Area Code)

________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On November 28, 2017, the Board of Directors of the registrant dismissed Jeffrey T. Gross, Ltd. as the registrant’s independent registered public accounting firm. On the registrant’s financial statements for the quarterly period ended August 31, 2017, Jeffrey T. Gross, Ltd. did not report an adverse opinion or disclaimer of opinion, nor qualified or modified the financial statements as to uncertainty, audit scope or accounting principles.

There were no disagreements with Jeffrey T. Gross, Ltd. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Jeffrey T. Gross, Ltd.’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

(b) Appointment of New Independent Registered Public Accounting Firm

On November 28, 2017, the registrant engaged WWC, P.C. as its independent accountant. During the most recent fiscal year and the interim periods preceding the engagement, the registrant did not consult with WWC, P.C. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The registrant provided Jeffrey T. Gross, Ltd. with a copy of the foregoing disclosures and requested that Jeffrey T. Gross, Ltd. furnish the registrant with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not Jeffrey T. Gross, Ltd. agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of the letter, dated August 21, 2018, furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

16.1	Letter dated August 21, 2018 from Jeffrey T. Gross, Ltd. to the Securities and Exchange Commission regarding a change in certifying accountant

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 22, 2018	By:	/s/ Xu Jiyuan
	Name:	Xu Jiyuan
	Title:	President, Treasurer and Secretary
(Principal Executive, Financial and Accounting Officer)

3